UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	January 9, 2009

NINE MILE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-143039	20-8006878
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

579 West Heritage Park Boulevard, #220C, Layton, Utah 84041

(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 774-1618

1245 East Brickyard Road, Suite 590, Salt Lake City, Utah 84106

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The Company announced today in a press release that it has entered into a joint venture with FinFolio as of December 31, 2008. Under the terms of the agreement between the two companies, Nine Mile Software’s TradeWarrior program will be integrated onto the FinFolio platform. This represents the first independent rebalancing program in the industry to be completely integrated with a Portfolio Management System.

A copy of the press release announcing the joint venture is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release date January 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nine Mile Software, Inc.

Date: January 9, 2009	By:	/S/ DAMON M. DERU
Chief Executive Officer

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